UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2025 ( January 30, 2025 )

FLORA GROWTH CORP.
(Exact name of registrant as specified in its charter)

Ontario	001-40397	Not Applicable
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3230 W. Commercial Boulevard, Suite 180
 Fort Lauderdale, Florida, United States 33309
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (954) 842-4989

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Shares, no par value	FLGC	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Definitive Material Agreement.

On January 30, 2025, Flora Growth Corp., a corporation under the laws of the Province of Ontario ("Flora") and United Beverage Distribution Inc, a South Dakota corporation ("United"), entered into a Share Purchase Agreement (the "Share Purchase Agreement") pursuant to which Flora purchased 100% of the issued and outstanding common shares of United (the "United Common Shares"), a distributor of cannabis-infused drinks (the "Transaction").

Under the terms of the Share Purchase Agreement, Flora agreed to purchase the United Common Shares from the group of sellers listed in the Share Purchase Agreement (the "Sellers"), which included Clifford Starke and Sammy Dorf, each of whom are directors of Flora (the "Flora Directors"), and Flora's chief financial officer, Dany Vaiman (together with the Flora Directors, the "Flora Insiders") for (i) 923,744 shares of common stock of Flora (the "Flora Shares"), representing 4.99% of the outstanding shares of common stock of Flora as of January 30, 2025, issued to the Sellers who are not Flora Insiders and (ii) promissory notes with five year maturities that accrue interest at a rate of 6% per annum in an aggregate principal amount of $2,845,700 issued to the Sellers (the "Notes").  The Share Purchase Agreement contains standard representations, warranties, covenants, and indemnity provisions, and its terms were unanimously approved by the disinterested directors of Flora.

The Share Purchase Agreement and the form of Notes are attached to this Current Report on Form 8-K as Exhibit 10.1 and Exhibit 10.2, respectively and are incorporated herein by reference. The foregoing descriptions of the material terms of the Share Purchase Agreement and the Notes do not purport to be complete and are qualified in its entirety by reference to the exhibits attached hereto.

Item 2.01 Completion of Acquisition or Disposition of Assets

On February 4, 2025, Flora completed the Transaction and issued the Flora Shares and Notes.

Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01 with respect to the Transaction.

Item 3.02 Unregistered Sales of Equity Securities

Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02 with respect to the Flora Shares that were issued to the Sellers who are not Flora Insiders in connection with the Transaction. The Flora Shares described herein were issued in reliance upon the exemptions from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

10.1	Share Purchase Agreement dated January 30, 2025
10.2	Form of Promissory Note of Flora Growth Corp., dated January 30, 2025
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FLORA GROWTH CORP.

Date: February 5, 2025	By:	/s/ Clifford Starke
	Name:	Clifford Starke
	Title:	Chief Executive Officer